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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 27 April 2005

                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        1-4534                   23-1274455
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania                18195-1501
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On 27 April 2005, the company issued a press release announcing its earnings for the second quarter of fiscal year 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

99.1 The financial tables, including the Summary of Consolidated Financial Information, presented on pages 3 through 9 of the Press Release issued by the registrant on 27 April 2005, are incorporated herein by reference. With the exception of the portions specifically incorporated by reference, the Press Release is not deemed to be filed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Air Products and Chemicals, Inc.
                                                (Registrant)

Dated: 27 April 2005                     By:     /s/ Paul E. Huck
                                             ---------------------------------
                                                  Paul E. Huck
                                              Vice President and Chief Financial
                                              Officer

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